SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2018

Delta International Oil & Gas Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30563
(State or other jurisdiction of incorporation)	(Commission File Number)

9615 E. County Line Rd, STE B552, Centennial CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 573-0102

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Table of Contents

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT	1
ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS	1
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES	13
ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT	13
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	14
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	14

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FORWARD-LOOKING STATEMENTS

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Readers of this Report should carefully consider such risks, uncertainties and other information, disclosures and discussions which contain cautionary statements identifying important factors that could cause our actual results to differ materially from those provided in forward-looking statements. Readers should not place undue reliance on forward-looking statements contained in this Form 8-K. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We do not undertake any obligation to publicly update or revise any forward-looking statements we may make in this Form 8-K or elsewhere, whether as a result of new information, future events or otherwise.

As used in this annual report, the terms “we”, “us”, “our”, “the Company”, and “Delta” mean Delta International Oil & Gas Inc., unless otherwise indicated.

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 19, 2018, the Company entered into a Securities Exchange Agreement, dated as of March 14, 2018 (the “Agreement”) with American Green, Inc., a Wyoming corporation (“American Green”), and Nipton, Inc., a California corporation, a wholly-owned subsidiary of American Green. Pursuant to the Agreement, the Company agreed to acquire 100% of the issued and outstanding equity securities of Nipton, Inc. from American Green (the “Nipton Acquisition”) in exchange for shares of our convertible preferred stock, convertible into 160,000,000 shares of the Company’s Common Stock, par value $0.0001 per share.

As used in this Current Report on Form 8-K, all references to “Delta”, the “Company” or “Combined Company” refer to Delta International Oil & Gas Inc., unless the context otherwise indicates or requires, and all references to “we,” “our” and “us” refer to the “Company” or “Delta”.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April , 2018, Delta and American Green closed the Nipton Aquisition. At the closing of the Agreement, Delta issued 160,000 shares of its Series A Convertible Preferred Stock, convertible into 160,000,000 shares of its common stock, to American Green, the former stockholder of Nipton, Inc., in exchange for all the outstanding shares of capital stock of Nipton, Inc. Following the closing of the Nipton Acquisition, Nipton, Inc. became a wholly-owned subsidiary of the Company, with American Green, the former stockholder of Nipton, Inc., owning a controlling interest of approximately 82% of the outstanding shares of common stock of Delta.

Background

Delta was incorporated in Delaware on November 17, 1999. Our name was changed from Delta Mutual Inc. to our present name on October 29, 2013. We intend to change our name in the near future to reflect the changed focus of our business to real estate development.

The primary focus of the Company’s business since 2008 has been investments in oil and gas concessions in Argentina through our South American Hedge Fund, LLC (“SAHF”) subsidiary, which held oil and gas investments in Argentina. As a result of the review by our management team and our board of directors of oil and gas exploration and production operations in Argentina, and evaluation of a number of oil and gas properties over a period of several years, we concluded to dispose of our Argentina oil and gas operations, which was done in 1917 with the sale of SAHF, although we retain rights to a portion of the sale proceeds of certain Argentina concessions. We still hold some investments in U.S. oil and gas properties and plan to dispose of those properties in the near future.

Recent Developments

On April 5, 2018, pursuant to the Agreement, in exchange for shares of our common stock, we purchased from American Green its subsidiary Nipton, Inc., a California corporation, the assets of which are comprised of all of the real estate properties included in the unincorporated township of Nipton, California (“Nipton”). Nipton is located near the Nevada border a short distance from Rte. 15, the principal highway between Los Angeles and Las Vegas.

The purchase of Nipton, Inc. was accomplished through a share for share transaction in which we purchased all of the outstanding shares of Nipton, Inc. and in exchange American Green, Inc. was issued a controlling interest of 160,000 shares of Delta’s Series A Convertible Preferred Stock, convertible into and votes as 160,000,000 shares of our common stock. Santiago Peralta has resigned as a director and Interim Chief Executive Officer.

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American Green, Inc., now our controlling stockholder, is the second oldest publicly-traded cannabis company in America and has participated in nearly all facets of the cannabis market. Delta’s management’s intentions are for Delta’s Nipton, Inc. subsidiary to act as a property developer, manager and lessor for companies in the medical or recreational cannabis sectors in the State of California, including such initiatives as the transformation of nearly-abandoned towns into “cannabis-friendly” destinations. It has been American Green’s vision (and now, Delta’s vision) to use Nipton, California as a revitalization model for other near-deserted small towns across America while retaining as much of the town’s and region’s natural charm. American Green will remain under contract with Delta to manage the Nipton asset and project for 10 years.

General

Through the Nipton Acquisition, we have changed our focus from the oil and gas industry to real estate development activities involving the further development and construction in Nipton, and we intend to expand our operations in Nipton and beyond to general real estate development opportunities for companies that are state-licensed firms involved in the medical and recreational markets for marijuana, initially in California. Full-scale real estate development and leasing activities in Nipton are projected to commence with the implementation of licensing and commercial operational regulations in San Bernardino County for licensed cannabis related businesses. To date, our commercial operations in Nipton under American Green’s management have been focused on cannabis group event hosting, and in the overall property rehabilitation and development of Nipton. Only after state and county regulatory and zoning authority regulations permitting commercial activities of firms operating in the recreational and medical cannabis sectors are in place, would we move into the cannabis product real estate development sector for development and leasing operations for licensed clients in that sector. We are evaluating real estate development operations in counties in California where the cannabis regulatory structure is in place, as well as in other states, although expanding real estate development activities outside San Bernardino County would require substantial additional capital.

American Green acquired Nipton in September 2017, and has since invested in excess of $2 million in infrastructure, commercial facilities and improvements. Nipton is situated on approximately 120 acres and is an unincorporated township with approximately fifteen buildings, such as houses, retail stores, a hotel and ECO cabins and Tee Pee’s. AG Managed Services (an American Green subsidiary) provides consulting and capital resources for existing and new-build industry operations such as its joint venture relationship it enjoys with Paw Puddy Pet Products. Nipton has received a substantial amount of media publicity, and virtually all of the major news networks have done features on the town and our plans for it. As the Nipton project develops in the future, the Company plans to interact with county, and state federal agencies to ensure it is acting well within all legal guidelines in all projects it undertakes in the acquisition and or construction, ownership, and management of commercial properties leased to California state-licensed operators for their regulated cultivation of medical-use cannabis or licensed recreational marijuana (THC and CBD) in the growing and warehouse retail facilities markets, as well as ancillary non-cannabis focused related properties.

Initially, our operations in Nipton will focus on development to build up the town’s infrastructure and industrial and commercial base, as well on the bottling of fresh CBD-infused water direct from a nearby aquifer which the Company will then seek to distribute throughout California. Discussions are underway with several well-established edible and extraction companies that have expressed interest in having production facilities in the town as well, all to be done paying strict adherence to regulatory guidelines. Ultimately, the Company would plan to develop Nipton so that it offers a variety of commercial and recreational attractions including: cannabidiol (CBD) and mineral baths, cannabis-product retail outposts, artists-in-residence programs, culinary events, and bed-and-breakfast lodging to complete the charming small-town experience. Future plans for the town also include setting the standard for energy efficiency and environmentally responsible tourism. We intend to expand the existing solar farm to move Nipton toward becoming a completely energy-independent town, including the development of the town’s existing aquifer system for water supply.

The Company maintains its corporate office at ___________________________ Scottsdale, Arizona.

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Market and Regulatory Conditions and Risks

Twenty-nine U.S. states, the District of Columbia and the territories of Guam and Puerto Rico have legalized the use of cannabis for medical use in some form, and eight have legalized cannabis for adult recreational use, in addition to the District of Columbia. Continued development of the regulated cannabis industry depends on continued legislative authorization at the state level. Progress is not assured and any number of factors could slow or halt progress in the cannabis industry.

Shortly after California fully legalized marijuana for recreational, as well as medical, use on January 1, 2018, the US Attorney General Jeff Sessions rescinded the so-called “Cole Memo” issued in President Obama’s administration, thereby potentially paving the way for federal prosecutors to target marijuana businesses. In a January 4, 2018 memorandum for all United States Attorneys, the Office of the Attorney General stated that prosecutors should follow the well-established principles that govern all federal prosecutions, and that the Cole Memo’s nationwide guidance specific to marijuana enforcement was unnecessary and thereby was rescinded. In addition, the Attorney General has expressed disapproval of marijuana legalization. The Cole Memo had generally allowed states to implement their own cannabis laws without U.S. Justice Department interference and banks to open accounts for some marijuana-related companies. The Cole memo rescission has made some banks question the legality of transactions in this industry, effectively making many legal cannabis companies consider once again working only in cash.

Federal Regulation

Cannabis is classified as a Schedule I controlled substance by the Drug Enforcement Agency, or DEA, and the U.S. Department of Justice with no medical use, and therefore it is illegal to grow, possess and consume cannabis under federal law. The Controlled Substances Act of 1910 (the “CSA”), bans cannabis-related businesses; the possession, cultivation and production of cannabis-infused products; and the distribution of cannabis and products derived from it. The federal government has the option of enforcing U.S. drug laws, creating a climate of legal uncertainty regarding the production and sale of medical- and recreational-use cannabis. Marijuana use, possession, and distribution being illegal under federal law, there is no exception or special treatment for medical use, and California law cannot override federal law

Laws Applicable to Banking for Cannabis Industry

All banks are subject to federal law, whether the bank is a national bank or state-chartered bank. At a minimum, all banks maintain federal deposit insurance which requires adherence to federal law. Violation of federal law could subject a bank to loss of its charter. Financial transactions involving proceeds generated by cannabis-related conduct can form the basis for prosecution under the federal money laundering statutes, unlicensed money transmitter statutes and the Bank Secrecy Act. For example, under the Bank Secrecy Act, banks must report to the federal government any suspected illegal activity, which would include any transaction associated with a cannabis-related business. These reports must be filed even though the business is operating in compliance with applicable state and local laws. Therefore, financial institutions that conduct transactions with money generated by cannabis-related conduct could face criminal liability under the Bank Secrecy Act for, among other things, failing to identify or report financial transactions that involve the proceeds of cannabis-related violations of the CSA.

The Financial Crimes Enforcement Network, or FinCen, guidance sets forth extensive requirements for financial institutions to meet if they want to offer bank accounts to cannabis-related businesses, including close monitoring of businesses to determine that they meet all of the requirements established by the U.S. Department of Justice. As a result, many banks are hesitant to offer any banking services to cannabis-related businesses, including opening bank accounts. If our proposed tenants are unable to access banking services, they will not be able to enter into leasing arrangements with us, as our leases will require rent payments to be made by check or wire transfer.

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California Regulation

Medical use of marijuana/cannabis has been legal since Proposition 215, the “Compassionate Use Act,” passed in 1996). In 2003, “safe harbor” amounts of 6 mature or 12 immature plants and 8 ounces of dried cannabis were established, guidelines for dispensaries were established and the rights of local governments to regulate such businesses. The California Medical and Adult-Use Cannabis Regulation and Safety Act enacted July 2017 now governs a complex licensing system for commercial production and sales of marijuana.

California has 58 counties and 482 incorporated cities across the state, each with the option to create its own rules or ban marijuana altogether. San Bernardino County and many of its cities still prohibit marijuana businesses but residents of the City of San Bernardino approved legislation, known as the San Bernardino Regulate Marijuana Act of 2016, which authorizes the City of San Bernardino to regulate both medical and recreational cannabis businesses consistent with California State law.

Licensing and Local Regulations

Where applicable, we will apply for applicable state and local licenses and permits that are necessary to conduct our business in compliance with local laws. There may be restrictions imposed on cannabis operators, which will restrict where cannabis operations may be located and the manner and size to which they can grow and operate. Zoning can be subject to change or withdrawal, and properties can be re-zoned. The zoning of our properties will have a direct impact on our business operations.

Many cities and counties prohibit or regulate dispensaries and the cultivation of marijuana. Any county or city may have its own unique ordinances. Due to the rapid changes in the law and the ongoing debates over marijuana, many local governments are currently revising their ordinances and placing tax and other measures before their voters.

San Bernardino County, where Nipton is located, is in southern California and is the fifth most populous county in the state and the twelfth most populous county in the United States. The Board of Supervisors moved in 2016 to ban all commercial cannabis activities within San Bernardino County with ordinance 4309 (now Chapter 84.34 of the County Code). Section 84.34.040 of this new ordinance provides for the following exemptions:

The prohibition concerning commercial cannabis activity does not apply to a person with an identification card cultivating cannabis for his or her personal medical use or to a primary caregiver cultivating cannabis for the personal medical use of no more than five specified persons with identification cards, subject to the following requirements:

(a) The cannabis is not sold, distributed, donated, or provided to any other person or entity.

(b) A primary caregiver may only receive compensation in full compliance with Health and Safety Code § 11362.765, subdivision

(c) Cultivation may only be conducted indoors at the private residence of the person with an identification card or the primary caregiver of the person with an identification card.

(d) Cultivation shall be limited to no more than:

(1) Twelve cannabis plants per person with an identification card or primary caregiver per private residence; and,

(2) An aggregate total of 24 cannabis plants per private residence when more than one person with an identification card or primary caregiver lives at the private residence.

A 45-day interim ordinance prohibiting marijuana businesses, outdoor cultivation and cannabis business adopted by the San Bernardino City Council expired February 3, 2018.

Employees

As of December 31, 2017, we had one full-time employee, the Company’s President, and one part-time employee, the Director of Operations.

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Properties

Our principal executive office is located at California . We currently do not have office leases or rental cost for the office space utilized by the Company.

On April 5, 2018, the Company acquired all of the real estate comprising the unincorporated township of Nipton, California, an unincorporated township consisting of 120 acres of real property and with improvements consisting of fifteen structures of various types, retail and commercial, and related improvements and fixtures.

Legal Proceedings

We are not currently involved in any litigation, nor do we know of any threatened litigation against us that would have a material effect on our financial condition.

RISK FACTORS

Readers should carefully consider the risks and uncertainties described below before deciding whether to invest in shares of our common stock.

Our failure to successfully address the risks and uncertainties described below could have a material adverse effect on our business, financial condition and/or results of operations, and the price of our common stock may decline and investors may lose all or part of their investment. There is no assurance that we will successfully address these risks or other unknown risks that may affect our business.

Risks Related to Our Real Estate Development Business and the Cannabis Industry

We have a limited operating history in an evolving industry, which makes it difficult to accurately assess our future growth prospects, and we will require substantial amounts of capital for our planned real estate development activities in Nipton.

Although we believe our management team has extensive knowledge of the cannabis industry and closely monitors changes in legislation, we also operate in an evolving industry that may not develop as expected. Furthermore, the Company continues to evolve under our business plan as we continually assess new strategic opportunities for our business within our industry. Assessing the future prospects of our business is challenging in light of both known and unknown risks and difficulties we may encounter. Growth prospects in our industry can be affected by a wide variety of factors including:

●	Competition from other similar companies;

●	Regulatory limitations on the products we can offer and markets we can serve;

●	Other changes in the regulation of medical and recreational cannabis use;

●	Changes in underlying consumer behavior, which may affect the business of our customers;

●	Our ability to access adequate financing on reasonable terms and our ability to raise additional capital in order to fund our operations;

●	Challenges with new products, services and markets; and

●	Fluctuations in the capital markets and demand for credit.

We may not be able to successfully address these factors, which could negatively impact our growth, harm our business and cause our operating results to be worse than expected.

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Cannabis remains illegal under federal law, and any change in the enforcement priorities of the federal government could render our current and planned future operations unprofitable or even prohibit such operations.

We operate in the cannabis industry, which is dependent on state laws and regulations pertaining to such industry; however, under federal law, cannabis remains illegal.

The Controlled Substances Act of 1910 (the “CSA”), bans cannabis-related businesses; the possession, cultivation and production of cannabis-infused products; and the distribution of cannabis and products derived from it. The United States federal government regulates drugs through the CSA, which places controlled substances, including cannabis, on one of five schedules. Cannabis is currently classified as a Schedule I controlled substance, which is a Schedule I controlled substance by the Drug Enforcement Agency, or DEA, and the U.S. Department of Justice, and therefore it is illegal to grow, possess and consume cannabis under federal law. No prescriptions may be written for Schedule I substances, and such substances are subject to production quotas imposed by the DEA. Because of this, doctors may not prescribe cannabis for medical use under federal law, although they can recommend its use under the First Amendment.

The regulatory framework for cultivation, sale and use of marijuana in San Bernardino County, California, where Nipton is located, has not been put in place by the County, and when issued, such regulations may not be favorable for our planned real estate operations in Nipton.

San Bernardino County has not issued regulations permitting operation of commercial cannabis enterprises in Nipton such as we forsee. There is no assurance that the County regulations, when issued, will permit the types of economic activity in Nipton where we have planned to have the town serve as a location destination for fully-licensed medical and recreational cannabis related businesses.

Any potential growth in the cannabis industry continues to be subject to new and changing state and local laws and regulations.

Continued development of the cannabis industry is dependent upon continued legislative legalization of cannabis at the state level, and a number of factors could slow or halt progress in this area, even where there is public support for legislative action. Any delay or halt in the passing or implementation of legislation legalizing cannabis use, or its sale and distribution, or the re-criminalization or restriction of cannabis at the state level could negatively impact our business. Additionally, changes in applicable state and local laws or regulations could restrict the products and services we offer or impose additional compliance costs on us or our customers and tenants. Violations of applicable laws, or allegations of such violations, could disrupt our business and result in a material adverse effect on our operations. We cannot predict the nature of any future laws, regulations, interpretations or applications, and it is possible that regulations may be enacted in the future that will be materially adverse to our business.

The cannabis industry faces significant opposition, and any negative trends will adversely affect our business operations.

We are substantially dependent on the continued market acceptance, and the proliferation of consumers, of medical and recreational cannabis. We believe that with further legalization, cannabis will become more accepted, resulting in a growth in consumer demand. However, we cannot predict the future growth rate or future market potential, and any negative outlook on the cannabis industry may adversely affect our business operations.

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We require additional funds to achieve our current business strategy and our inability to obtain additional financing would inhibit our ability to expand or even maintain our business operations.

We need to raise additional funds through public or private debt or sale of equity to achieve our current business strategy and capitalize on available opportunities. This financing may not be available when needed. Even if this financing is available, it may be on terms that we deem unacceptable or are materially adverse to shareholder interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our inability to obtain financing would inhibit our ability to implement our development strategy, and as a result, could require us or diminish or suspend our development strategy and possibly cease our operations. If we are unable to obtain financing on reasonable terms, we could be forced to delay, scale back or eliminate planned expansion and or introduction of new products and services. In addition, such inability to obtain financing on reasonable terms could have a negative effect on our business, operating results, or financial condition to such extent that we are forced to restructure, file for bankruptcy, sell assets or cease operations.

Our potential customers, clients and tenants have difficulty accessing the service of banks, which may make it difficult for them to operate.

Because the use, sale and distribution of cannabis remains illegal under federal law, many banks will not accept deposits from or provide other bank services to businesses involved with cannabis. The inability to open bank accounts with federally regulated banks may make it difficult for our existing and potential customers, clients and tenants to operate and may make it difficult for them to contract with us.

Risks Related to our Oil and Gas Investments

The sale of our Argentina oil and gas properties may not materialize.

We plan to dispose of all of our oil and gas properties in the near future and have disposed of South American Hedge Fund Ltd. (“SAHF”), the holding company for our former oil and gas operations in Argentina; however, we retain contract rights with respect to the sale by SAHF of our principal Argentine concessions to one of our former partners and have entered into a definitive agreement for the sale. While the Company believes that the sale will happen, there are several factors that the Company cannot control and could affect completion of the sale adversely.

Risks Related to our Water Transportation Investment

Our water transportation investment is in a start-up company.

Our investment is in a startup company that cannot guarantee that they will continue as a going concern because they have not yet been successful in establishing profitable operations. An investment in this company is highly illiquid and there is no assurance that their common stock will become liquid and that we will be able to sell their stock.

Risks Related to Our Common Stock and its Market

Because American Green owns a controlling majority of our voting stock, other stockholders’ voting power may be limited.

American Green owns 82% of the voting power of our common stock. As a result, they will have the ability to control all matters submitted to our stockholders for approval, including the election and removal of directors and the approval of any merger, consolidation or sale of all or substantially all of our assets. This stockholder may make decisions that are averse to your interests. See our discussion under the caption “Principal Stockholders” for more information about ownership of our outstanding shares.

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We do not have a majority of independent directors on our Board and the Company has not voluntarily implemented various corporate governance measures, in the absence of which stockholders may have more limited protections against interested director transactions, conflicts of interest and similar matters.

Federal legislation, including the Sarbanes-Oxley Act of 2002, has resulted in the adoption of various corporate governance measures designed to promote the integrity of the corporate management and the securities markets. Some of these measures have been adopted in response to legal requirements. Others have been adopted by companies in response to the requirements of national securities exchanges, such as the NYSE or the NASDAQ Stock Market, on which their securities are listed. Among the corporate governance measures that are required under the rules of national securities exchanges are those that address board of directors’ independence, audit committee oversight, and the adoption of a code of ethics. We have not yet adopted any of these other corporate governance measures and since our securities are not yet listed on a national securities exchange, we are not required to do so. If we expand our board membership in future periods to include additional independent directors, we may seek to establish an independent audit and other committee of our board of directors. It is possible that if our Board of Directors included a greater number of independent directors and if we were to adopt some or all of these corporate governance measures, stockholders would benefit from somewhat greater assurance that internal corporate decisions were being made by disinterested directors. In evaluating our Company, our current lack of corporate governance measures should be borne in mind.

Our share price is volatile and may be influenced by numerous factors that are beyond our control.

Market prices for shares of small publicly-traded companies such as ours are often volatile. The market price of our common stock may fluctuate significantly in response to a number of factors, most of which we cannot control, including:

●	fluctuations in stock market prices and trading volumes of similar companies;

●	general market conditions and overall fluctuations in U.S. equity markets;

●	sales of large blocks of our common stock, including sales by our executive officers, directors and significant stockholders;

●	discussion of us or our stock price by the press and by online investor communities; and

●	other risks and uncertainties described in these risk factors.

We do not intend to pay dividends on any investment in the shares of stock of our company and any gain on an investment in our company will need to come through an increase in our stock’s price, which may never happen.

We have never paid any cash dividends and currently do not intend to pay any dividends for the foreseeable future. To the extent that we require additional funding currently not provided for in our financing plan, our funding sources may prohibit the payment of a dividend. Because we do not intend to declare dividends, any gain on an investment in our company will need to come through an increase in the stock’s price. This may never happen and investors may lose all of their investment in our company.

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We are an emerging growth company, and reduced reporting and disclosure requirements applicable to emerging growth companies could make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, or the JOBS Act. For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We could be an emerging growth company for up to five years, although circumstances could cause us to lose that status earlier, including if the market value of our common stock held by non-affiliates exceeds $700 million as of any June 30 before that time, in which case we would no longer be an emerging growth company as of the following December 31. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

Under the JOBS Act, emerging growth companies can also delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have irrevocably elected not to avail ourself of this exemption from new or revised accounting standards and, therefore, will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

Because our securities are subject to penny stock rules, you may have difficulty reselling your shares.

Our shares as penny stocks, are covered by Section 15(g) of the Securities Exchange Act of 1934 which imposes additional sales practice requirements on broker/dealers who sell our company’s securities including the delivery of a standardized disclosure document; disclosure and confirmation of quotation prices; disclosure of compensation the broker/dealer receives; and, furnishing monthly account statements. These rules apply to companies whose shares are not traded on a national stock exchange, trade at less than $5.00 per share, or who do not meet certain other financial requirements specified by the Securities and Exchange Commission. These rules require brokers who sell “penny stocks” to persons other than established customers and “accredited investors” to complete certain documentation, make suitability inquiries of investors, and provide investors with certain information concerning the risks of trading in such penny stocks. These rules may discourage or restrict the ability of brokers to sell our shares of common stock and may affect the secondary market for our shares of common stock. These rules could also hamper our ability to raise funds in the primary market for our shares of common stock.

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the Financial Industry Regulatory Authority (known as “FINRA”) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common shares, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

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Management of the Company and Corporate Governance

Directors and Executive Officers

The following table sets forth the names and positions of our current executive officers and directors.

Name and Address	Age	Position(s) Held

Malcolm W. Sherman	80	Chairman, Secretary and Director

Scott Stoegbauer	63	Interim President and Director

Our Board of Directors on February 13, 2018, appointed two additional directors, Malcolm Sherman and Scott Stoegbauer, to our Board, with the purpose and intent of adding business expertise in a wider variety of areas to assist us in our evaluation of entry into a new business sector. On March 14, 2018, Mr. Sherman was appointed Secretary of the Company, and Mr. Stoegbauer was appointed Interim President.

Santiago Peralta resigned as Interim Chief Executive Officer and a director on March 6, 2018.

Scott Stoegbauer

Scott Stoegbauer, 63, has spent the last five years as Managing Partner at 10th Planet Partners L.P. in New York, where he directed investments for the partnership. Most recently since 2012, he has also been the principal management consultant for a national executive management placement firm, where he chiefly managed the restructuring and backend operations for the entire organization.

Previously, Mr. Stoegbauer served as a Director of The Amergence Group, Phoenix, Arizona, and also as a Director of Tranzbyte Corporation, now American Green, Inc. (ERBB). Prior to that Scott worked at MediaMax Technology Corp. in Phoenix, beginning in 2004 as Vice President of Sales and Marketing and accepting a promotion to President and Director several years later. Before joining MediaMax, Mr. Stoegbauer worked for Worldata from 1990 through 2003. He served as Vice President of Technology there, helping to develop and market the earliest and most innovative Internet and eCommerce marketing systems. He subsequently served as a Senior VP of Worldata where he helped create one of the first on-line marketing organizations in the country. During his 13-year tenure, he helped to develop, market, and sell some of the earliest and most innovative online marketing systems designed to capitalize on the tremendous reach of the Internet. Mr. Stoegbauer began his career working with Tandy Corporation at the beginning of the PC Revolution, opening and managing its first retail Computer Centers in and around New York City, and continued with the company for 10 years. He also served as Northeast District Sales Manager of Digital Communications Associates, where he assisted Global 2000 corporations in integrating their thousands of PC’s with the back-room mainframe infrastructures using their IRMA Boards.

Mr. Stoegbauer attended State of University of New York from 1972 to 1976, majoring in Business Administration.

Malcolm W. Sherman

Malcolm W. Sherman, 80, a former director of the Company, was appointed to fill a vacancy on our board of directors on July 11, 2008. He was appointed Executive Vice President on July 28, 2008, and was appointed President and Chief Executive Officer on November 8, 2012. On January 6, 2015, the Board of Directors of the Company approved his retirement as our Chief Executive Officer, President and a director of the Company effective as of December 31, 2014. Mr. Sherman rejoined the Company as a director on February 13, 2018.

Mr. Sherman from 2005 to the present has served as President and a director of Security Systems International, Inc., a company that provides security systems for government building, industrial facilities, oil refineries and other facilities in the Middle East. From May 2000 to July 2005, Mr. Sherman served as director of marketing for Hyzoom Commercial Co. Ltd., a division of ZAFF International, Ltd., in Riyadh, Saudi Arabia, as well as director marketing for ZAFF International, a Saudi Arabian technology company specializing in security systems for industrial facilities for industrial and oil and gas facilities, and managed four of this company’s divisional offices in the Middle East. During his career, Mr. Sherman also served as a director of two public companies. He was a member of the founding team of Taser International, Inc. in 1993, and served on its board from 1993 to 1999. He also served as executive vice president and director of Ronco, Inc. from 1982 to 1993. Mr. Sherman received a B.S. degree in business administration from the University of Miami in 1959.

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Audit Committee

Our board of directors currently serves as our audit committee. The audit committee is responsible for recommending independent auditors and reviewing management actions in matters relating to audit functions. The committee reviews, with independent auditors, the scope and results of its audit engagement, the system of internal controls and procedures and reviews the effectiveness of procedures intended to prevent violations of laws.

The audit committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to filing of officers’ certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

Code of Conduct

We have a corporate code of conduct and a corporate disclosure policy in place, which provide for internal procedures concerning the reporting and disclosure of corporate matters that are material to our business and to our stockholders. Our corporate code of conduct includes a code of ethics for our officers and employees as to workplace conduct, dealings with customers, compliance with laws, improper payments, conflicts of interest, insider trading, company confidential information, and behavior with honesty and integrity. Our corporate disclosure policy includes guidelines for publicly disseminating financial and other material developments to the investing public. A copy of this code of conduct is published on our website www.deltamutual.com. We intend to disclose any future amendments to, or waivers from, certain provisions of our Code of Conduct on this website within five business days following the date of such amendment or waiver.

Stock Incentive or Option Plans

We have no compensation, pension, profit sharing, stock option plan or programs for the benefit of our directors, officers or employees.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of April 2, 2018, with respect to the beneficial ownership of the Company’s Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock and by directors and officers of the Company, both individually and as a group:

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage**

American Green Inc.	160,000,000	82.12%
11011 S. 48th St, Suite 106
Phoenix, AZ 85044 (1)

Santiago Peralta (2)	9,897,694	4.99%

Pablo Peralta (2)	9,683,844	4.89%

Malcolm W. Sherman (3)	1,205,763	0.62%

All Officers and Directors as a Group (2 persons)	1,205,763	0.62%

* Unless otherwise stated in the table, the address of each of the stockholders shown in the table is c/o Delta, 9615 E. County Line Rd. STE#B-552, Centennial, CO 80112.

** Based on 34,838,826 shares outstanding on April 2, 2018

(1) At the closing of the purchase of Nipton, Inc. by the Company, we issued American Green, Inc. 160,000 shares of the Company’s Series A Convertible Preferred Stock, convertible into 160,000,000 shares of common stock. American Green’s stock ownership in the above table is shown on an as-converted basis into common stock.

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(2) Egani, Inc., of which Santiago Peralta, a director of the Company, and Pablo Peralta, his brother, each owns 50% of the outstanding stock, owns 13,000,001 shares directly. The address of Egani, Inc. is c/o Delta, 7272 E Indian School Rd., Ste. 540, Scottsdale, AZ 85251. Santiago Peralta owns 13,800 shares directly and holds a warrant, expiring December 14, 2018 to purchase 200,000 shares of common stock at an exercise price of $0.20 per share. Santiago Peralta and Pablo Peralta also each hold a 50% interest in a common stock purchase warrant to purchase 6,367,687 shares of common stock, at an exercise price of $0.20 per share, expiring December 14, 2018. The address of Santiago Peralta and Pablo Peralta is c/o Delta, 9615 E. County Line Rd. STE#B-552, Centennial, CO 80112.

(3) Mr. Sherman owns beneficially 572,801 shares owned by Security Systems International, Inc. of which Mr. Sherman is the president and a director and the majority stockholder. Mr. Sherman individually also holds a common stock purchase warrant to purchase 632,962 shares of common stock, at an exercise price of $0.20 per share, expiring October 20, 2018. The address of Security Systems International, Inc. is 85260. Mr. Sherman’s address is c/o Delta, 9615 E. County Line Rd. STE#B-552, Centennial, CO 80112.

Market for our Common Stock

Our common stock has been quoted on the Over-the-Counter Bulletin Board operated by FINRA, and the OTCQB, since approximately February 1, 2001.

Our shares are listed under the symbol “DLTZ”. The quotations in the table below reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not represent actual transactions.

		High	Low
2015	1st Quarter	0.25	0.06
	2nd Quarter	0.16	0.08
	3rd Quarter	0.16	0.06
	4th Quarter	0.09	0.04

2016	1st Quarter	0.09	0.02
	2nd Quarter	0.12	0.02
	3rd Quarter	0.06	0.01
	4th Quarter	0.11	0.01

2017	1st Quarter	0.15	0.08
	2nd Quarter	0.09	0.02
	3rd Quarter	0.08	0.04
	4th Quarter	0.08	0.05
2018	1st Quarter	0.02	0.22

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During the last two fiscal years, no cash dividends have been declared on Delta’s common stock and Company management does not anticipate that dividends will be paid in the foreseeable future. The payment of dividends is within the discretion of the board of directors and will depend on the Company’s earnings, capital requirements, financial condition, and other relevant factors. There are no restrictions that currently limit the Company’s ability to pay dividends on its common stock other than those generally imposed by applicable state law.

As of March 8, 2018, there were approximately 83 record holders of our common stock.

The Company has no equity compensation plans in effect, or any securities outstanding under equity compensation plans, as of the date of this report.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount(1)	Principal Purchaser	Underwriter	Total Offering Price/ Underwriting Discounts
March 14, 2018	Convertible Note issued March 14, 2018	Private Investor	NA	$15,000/NA

March 14, 2018	Convertible Note issued March 14, 2018	Private Investor	NA	$15,000/NA

April 5, 2018	160,000 shares of Series A Convertible Preferred Stock, convertible into 160,000,000 shares of common stock, issued in the purchase of Nipton, Inc., a California corporation	American Green, Inc.	NA	$3,200,000

(1) The issuances to lenders and investors are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of Regulation D promulgated by the SEC under the Securities Act.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 Completion of Acquisition or Disposition of Assets of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Reference is made to the disclosure set forth under Item 2.01 Completion of Acquisition or Disposition of Assets of this Current Report on Form 8-K under the caption “Management of the Company and Corporate Governance”, which disclosure is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits.

Exhibit No.	Description

3.1(h)	Certificate of Designations for the Company’s Series A Convertible Preferred Stock, filed with the Secretary of State of Delaware on March 19, 2018.
10.67	Form of Convertible Promissory Notes issued March 20, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2018	DELTA INTERNATIONAL OIL & GAS INC.

	By:	/s/ Scott Stoegbauer
President

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